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                                                                     EXHIBIT 4.1



                 [SPECIMEN OF CLASS A COMMON STOCK CERTIFICATE]


                                 STYLECLICK, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

HRN                                                           CUSIP 86422 L102
                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


This certifies that ________________________ is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK; $.01 PAR VALUE PER SHARE, OF Styleclick, Inc. The shares evidenced by this Certificate are transferable on the books of the Corporation by the holder hereof in person or duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent). This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its facsimile signatures of its duly authorized officers.

Dated:

/s/  Maurizio Vecchione                        /s/  Kerry Samovar
Chief Executive Officer                             Secretary

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY:  /s/
AUTHORIZED SIGNATURE

                            [Reverse of Certificate]

                                STYLECLICK, INC.

The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special


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rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenants in common
TEN ENT -         as tenants by the entirety
JT TEN -          as joint tenants with right
                  of survivorship and not as
                  tenants in common
UNIF GIFT MIN ACT-         ____________ Custodian _____________
                              (Cust)                 (Minor)
                           under Uniform Gifts to Minors
                           Act ______________________
                                     (State)

         Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________shares of the class A common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, __________________


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                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME
                                             AS WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE, IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT,
                                             OR ANY CHANGE WHATEVER.



                     SIGNATURE(S) GUARANTEED:__________________________________
                                             THE SIGNATURE(S) SHOULD BE
                                             GUARANTEED BY AN ELIGIBLE
                                             GUARANTOR INSTITUTION
                                             (BANKS, STOCKBROKERS,
                                             SAVINGS AND LOAN
                                             ASSOCIATIONS AND CREDIT
                                             UNIONS) WITH MEMBERSHIP IN
                                             AN APPROVED SIGNATURE
                                             GUARANTEE MEDALLION
                                             PROGRAM PURSUANT TO S.E.C.
                                             RULE 17Ad.-15